UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 10, 2025

Galaxy Digital Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-42655	87-0836313
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Vesey Street New York, NY	10282
(Address of principal executive offices)	(Zip Code)
(212) 390-9216
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 Par Value	GLXY	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On October 10, 2025, Galaxy Digital Inc. (the “Company”) entered into a Registration Rights Agreement (the “Registration Rights Agreement”), among the Company and certain institutional investors named therein (collectively, the “Investor”), providing for the registration of 12,777,778 shares (the “Investment Shares”) of the Company’s Class A common stock, par value $0.001 per share ( “Class A Common Stock”), sold pursuant to the Investment (as described herein).
Under the Registration Rights Agreement, the Company is obligated to file a registration statement (either on Form S-1 or Form S-3, as applicable, each a “Shelf Registration Statement”) for resale of the Investment Shares, no later than 30 days after the closing date of the Investment, and to include in such registration statement all Investment Shares. In addition, the Company must use commercially reasonable efforts to cause the Shelf Registration Statement to be declared effective as soon as practicable after filing, but generally no later than (i) five business days after the Company is notified by the U.S. Securities and Exchange Commission (the “Commission”) that the Shelf Registration Statement will not be “reviewed” or will not be subject to further review or (ii) 75 days after the earlier of the date that the Shelf Registration Statement is filed with the Commission and 30 days after the closing of the Investment, if the Shelf Registration Statement is reviewed by, and the Company receives comments from, the Commission. The Company must use commercially reasonable efforts to cause the Shelf Registration Statement to remain effective until the earlier of (i) all registrable securities covered by such Shelf Registration Statement having been disposed of and (ii) the date on which no holder beneficially owns any registrable securities covered by the Shelf Registration Statement. The Registration Rights Agreement provides for customary indemnification of the holders in respect of the Shelf Registration Statement.
The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the Registration Rights Agreement filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.
Item 3.02 Unregistered Sales of Equity Securities.

On October 10, 2025, the Company and certain selling stockholders entered into investment agreements with the Investor for a $460 million private strategic investment (the “Investment”), pursuant to which the Company agreed to issue and sell an aggregate of 9,027,778 shares of Class A Common Stock, and the selling stockholders agreed to sell an aggregate of 3,750,000 shares of Class A Common Stock, to the Investor, at $36 per share. No underwriting discounts or commissions are to be paid with respect to such sale.
The Investment is exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the exemption for transactions by an issuer not involving any public offering under Section 4(a)(2) of the Securities Act and in reliance on similar exemptions for the sale by the selling stockholders and under applicable state laws. The Company is relying on these exemptions from registration based in part on representations made by the Investor. The securities being sold in the Investment have not been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration with the Commission or an applicable exemption from the registration requirements. Neither this Current Report on Form 8-K, nor the exhibits attached hereto, is an offer to sell or the solicitation of an offer to buy the securities described herein.
Item 8.01 Other Events.
On October 10, 2025, the Company issued a press release announcing the Investment. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated into this Item 8.01 by reference.
Forward-Looking Statements
This Current Report on Form 8-K, including the exhibits hereto, contains forward-looking statements. Statements that are not historical facts, including statements about beliefs, expectations, targets or goals, are forward-looking statements, including statements regarding the completion, timing, terms and size of the Investment and the intended use of proceeds. In some cases, you can identify these statements by forward-looking words such as “may,” “might,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” or “continue,” the negative of these terms and other comparable terminology. Forward-looking statements represent the Company’s current expectations regarding future events and are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those implied by the forward-looking statements. Among those risks and uncertainties are the satisfaction of the closing conditions related to the Investment and risks relating to the Company's business, including those described in periodic reports that the Company files from time to time with the Commission. The Company may not consummate the Investment described in this Current Report on Form 8-K and, if the Investment is consummated, cannot provide any assurances regarding its ability to effectively apply the net proceeds as described herein.
Although the Company believes the expectations reflected in the forward-looking statements are reasonable, the Company cannot guarantee future results, performance or achievements. The forward-looking statements included in this Current Report on Form 8-K speak only as of the date hereof, and the Company does not undertake to update the statements included in this Current Report on Form 8-K for subsequent developments, except as may be required by law.
Item 9.01 Financial Statements and Exhibits.
(d)Exhibits

Exhibit No.	Description

10.1	Registration Rights Agreement, dated as of October 10, 2025, by and among the Company and the investors party thereto.
99.1	Press Release, dated October 10, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GALAXY DIGITAL INC.

Date: October 14, 2025	By:	/s/ Anthony Paquette
Anthony Paquette
Chief Financial Officer